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                                                                  EXHIBIT 10.75

                        FIRST AMENDMENT TO LOAN AGREEMENT

              This First Amendment to Loan Agreement ("Amendment") is made and entered into on this 9th day of October, 1997, by and between Sterling Vision, Inc., a New York corporation (the "Borrower"), and STI Credit Corporation, a Nevada corporation (the "Lender").

                                   Rectials

              A. The Borrower and the Lender are parties to a Loan Agreement dated June 30, 1997 (the "Agreement"), which is incorporated herein by reference. Capitalized terms used in this Amendment that are not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

              B. The Borrower and the Lender desire to amend the Agreement as hereinafter provided.

                                    Amendment

              1. Initial Advance. Subparagraph (b) of Section 1.2 of the Agreement is hereby amended by deleting the existing subparagraph (b) of Section
1.2 in its entirety and substituting in place thereof the following:

                          (b) The Additional Funds, together with all interest
              earned thereon, shall be disbursed by the Lender to the Borrower promptly after the satisfaction of the following conditions: (i) the Collateral Ratio (as that term is hereinafter defined) is, at the time, 1.2 to 1.0 or greater; and (ii) no Event of Default, or event that, with notice or the passage of time or both, would be an Event of Default hereunder, has occurred and is then continuing. The Additional Funds, or any portion thereof, may also be disbursed by the Lender to the Borrower, from time to time, at the Lender's discretion even though the foregoing conditions have not been satisfied.

              2. Effect of Amendment. Except as expressly set forth in this Amendment, all provisions of the Agreement shall remain unchanged and shall continue in full force and effect. This Amendment is hereby incorporated into the Agreement for all purposes.

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              IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the date first written above.


                                            STERLING VISION, INC.

                                            1500 Hempstead Turnpike
                                            East Meadow, New York 11554

                                            By:  /s/  Robert Greenberg

                                            Title:  Chief Executive Officer

                                            STI CREDIT CORPORATION
                                            6490 South McCarran Blvd., C-21
                                            Reno, Nevada 89509

                                            By:  /s/  Scott Hastings

                                            Title:   Senior Vice President

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